SCHEDULE II
                  INFORMATION WITH RESPECT TO
          TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
            SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                        SHARES
                                        PURCHASED        AVERAGE
                        DATE            SOLD(-)          PRICE(2)

COMMON STOCK-CULBRO CORP

 GABELLI FUNDS, INC.
  THE GABELLI VALUE FUND
                     6/09/95            4,500            27.6391
                     5/30/95              500            25.5000

  THE GABELLI SMALL CAP GROWTH FUND
                     6/14/95            1,000            27.6250
                     6/09/95            1,000            27.6391

  THE GABELLI GLOBAL MULTI MEDIA TRUST
                     6/16/95            1,000            29.2500

  THE GABELLI EQUITY TRUST,INC.
                     6/16/95            1,000            29.2500
                     6/09/95              500            27.6391

  THE GABELLI COUCH POTATO FUND
                     6/16/95              500            29.2500

  THE GABELLI ASSET FUND
                     6/16/95            1,000            29.2500
                     6/09/95            2,000            27.6391

  GABELLI CAPITAL ASSET FUND
                     6/19/95            1,000            29.2500

 GAMCO INVESTORS, INC.
                     6/21/95            3,900            29.0000
                     6/20/95            7,100            28.9577
                     6/19/95            4,000            29.1563
                     6/16/95            3,500            28.9964
                     6/15/95            3,000            28.7500
                     6/14/95            2,000            28.0000
                     6/08/95              900            26.8750
                     6/05/95            5,400            26.8750
                     5/31/95            2,500            26.2000


(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.

                                                  PAGE 30 OF 30